Leases - Schedule of Amounts Recognized in Consolidated Balance Sheets as Lease Liability (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Presentation of leases for lessee [abstract]
Non-current	¥ 163	$ 26	¥ 309	¥ 470
Current	630	$ 98	604	412
Total lease liabilities	¥ 793		¥ 913	¥ 882